                          SUPPLEMENTAL TRUST INDENTURE
                                      FROM
                         NORTHERN STATES POWER COMPANY

                                       TO
                         HARRIS TRUST AND SAVINGS BANK
                                    TRUSTEE
                                 --------------
                              DATED APRIL 1, 1997
                                 --------------
                        SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937
                                      AND
                           SUPPLEMENTAL AND RESTATED
                                TRUST INDENTURE
                               DATED MAY 1, 1988

                               TABLE OF CONTENTS
                                 --------------

Parties................................................................................  1

Recitals...............................................................................  1

Form of Bonds of Pollution Control Series M, N, O and P................................   5

Form of Trustee's Certificate..........................................................   8

Further Recitals.......................................................................   8

ARTICLE I       SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE ORIGINAL
                INDENTURE..............................................................   8

Section 1.01    Grant of certain property, including personal property to comply with the Uniform Commercial Code, subject to permitted liens and other
                exceptions contained in 1937 Indenture.................................   8

ARTICLE II      PROVISIONS OF BONDS OF POLLUTION CONTROL SERIES M, N, O AND P..........   9

Section 2.01    Terms of Bonds of Pollution Control Series M...........................   9

Section 2.02    Payment of principal and interest of Bonds of Pollution Control Series
                M......................................................................  10

Section 2.03    Bonds of Pollution Control Series M deemed fully paid upon payment of
                Series 1989-A Pollution Control Revenue Bonds..........................  11

Section 2.04    Terms of Bonds of Pollution Control Series N...........................  11

Section 2.05    Payment of principal and interest of Bonds of Pollution Control Series
                N......................................................................  11

Section 2.06    Bonds of Pollution Control Series N deemed fully paid upon payment of
                Series 1992-A Pollution Control Revenue Bonds..........................  12

Section 2.07    Terms of Bonds of Pollution Control Series O...........................  13

Section 2.08    Payment of principal and interest of Bonds of Pollution Control Series
                O......................................................................  13

Section 2.09    Bonds of Pollution Control Series O deemed fully paid upon payment of
                Series 1993-A Pollution Control Revenue Bonds..........................  14

Section 2.10    Terms of Bonds of Pollution Control Series P...........................  14

Section 2.11    Payment of principal and interest of Bonds of Pollution Control Series
                P......................................................................  14

Section 2.12    Bonds deemed fully paid upon payment of Series 1993-B Pollution Control
                Revenue Bonds..........................................................  15

Section 2.13    Interchangeability of bonds............................................  16

Section 2.14    Charges upon exchange or transfer of bonds.............................  16

ARTICLE III     FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE.........  17

Section 3.01    Names and addresses of debtor and secured party........................  17

Section 3.02    Property subject to lien...............................................  17

Section 3.03    Maturity dates and principal amounts of obligations secured............  17

Section 3.04    Financing Statement adopted for all First Mortgage Bonds listed in
                Section 3.03...........................................................  17

Section 3.05    Recording data for the 1937 Indenture and prior Supplemental Trust
                Indentures.............................................................  17

Section 3.06    Financing Statement covers additional series of First Mortgage Bonds...  18

ARTICLE IV      AMENDMENTS TO INDENTURE................................................  19

Section 4.01    Consent of holders of Bonds............................................  19

ARTICLE V       MISCELLANEOUS..........................................................  19

Section 5.01    Recitals of fact, except as stated, are statements of the Company......  19

Section 5.02    Supplemental Trust Indenture to be construed as a part of the 1937
                Indenture, as supplemented.............................................  19

Section         Trust Indenture Act to control.........................................  19
5.03(a)

    (b)         Severability of conditions contained in Supplemental Trust Indenture and bonds..............................................................  19

Section 5.04    Word "Indenture" as used herein includes in its meaning the 1937
                Indenture and all indentures supplemental thereto......................  19

Section 5.05    References to either party in Supplemental Trust Indenture include successors or assigns..................................................  19

Section         Provision for execution in counterparts................................  20
5.06(a)

          (b)   Table of Contents and descriptive headings of Articles not to affect meaning................................................................  20

Schedule A.............................................................................  A-1

    Supplemental Trust Indenture, MADE AS OF THE 1ST DAY OF APRIL, 1997, BY AND BETWEEN NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago, Illinois, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

    WHEREAS, the Company has heretofore executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

     DATE OF SUPPLEMENTAL
       TRUST INDENTURE                            DESIGNATION OF SERIES
------------------------------  ----------------------------------------------------------
February 1, 1944                Series due February 1, 1974 (retired)
October 1, 1945                 Series due October 1, 1975 (retired)
July 1, 1948                    Series due July 1, 1978 (retired)
August 1, 1949                  Series due August 1, 1979 (retired)
June 1, 1952                    Series due June 1, 1982 (retired)
October 1, 1954                 Series due October 1, 1984 (retired)
September 1, 1956               Series due 1986 (retired)
August 1, 1957                  Series due August 1, 1987 (redeemed)
July 1, 1958                    Series due July 1, 1988 (retired)
December 1, 1960                Series due December 1, 1990 (retired)
August 1, 1961                  Series due August 1, 1991 (retired)
June 1, 1962                    Series due June 1, 1992 (retired)
September 1, 1963               Series due September 1, 1993 (retired)
August 1, 1966                  Series due August 1, 1996 (redeemed)
June 1, 1967                    Series due June 1, 1995 (redeemed)
October 1, 1967                 Series due October 1, 1997 (redeemed)
May 1, 1968                     Series due May 1, 1998 (redeemed)
October 1, 1969                 Series due October 1, 1999 (redeemed)
February 1, 1971                Series due March 1, 2001 (redeemed)
May 1, 1971                     Series due June 1, 2001 (redeemed)
February 1, 1972                Series due March 1, 2002
January 1, 1973                 Series due February 1, 2003

     DATE OF SUPPLEMENTAL
       TRUST INDENTURE                            DESIGNATION OF SERIES
------------------------------  ----------------------------------------------------------
January 1, 1974                 Series due January 1, 2004 (redeemed)
September 1, 1974               Pollution Control Series A (redeemed)
April 1, 1975                   Pollution Control Series B (redeemed)
May 1, 1975                     Series due May 1, 2005 (redeemed)
March 1, 1976                   Pollution Control Series C (retired)
June 1, 1981                    Pollution Control Series D, E and F (redeemed)
December 1, 1981                Series due December 1, 2011 (redeemed)
May 1, 1983                     Series due May 1, 2013 (redeemed)
December 1, 1983                Pollution Control Series G (redeemed)
September 1, 1984               Pollution Control Series H (redeemed)
December 1, 1984                Resource Recovery Series I
May 1, 1985                     Series due June 1, 2015 (redeemed)
September 1, 1985               Pollution Control Series J, K and L
July 1, 1989                    Series due July 1, 2019 (redeemed)
June 1, 1990                    Series due June 1, 2020 (redeemed)
October 1, 1992                 Series due October 1, 1997
April 1, 1993                   Series due April 1, 2003
December 1, 1993                Series due December 1, 2000, and December 1, 2005
February 1, 1994                Series due February 1, 1999
October 1, 1994                 Series due October 1, 2001
June 1, 1995                    Series due July 1, 2025
April 1, 1997                   Pollution Control Series M, N, O and P; and

    WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture"; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

    WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

    WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

    WHEREAS, the City of Becker, in the County of Sherburne, a municipal corporation existing under the Constitution and laws of the State of Minnesota (the "City") has issued $60,000,000 principal amount of its Pollution Control Revenue Refunding Bonds (Northern States Power Company--Sherburne County Generating Station Units 1 and 2 Project), Series 1989-A (the "Series 1989-A Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of July 1, 1989, as supplemented by Supplemental Indenture No. 1 dated as of April 1, 1997 (as supplemented, the "Series 1989-A Pollution Control Indenture"), between the City and First Trust National Association, as Trustee (said Trustee or any successor trustee under the Series 1989-A Pollution Control Indenture being hereinafter referred to as the "Series 1989-A Pollution Control Trustee"); and

    WHEREAS, the net proceeds of the Series 1989-A Pollution Control Revenue Bonds were loaned by the City to the Company pursuant to the provisions of a Loan Agreement dated as of July 1, 1989 as amended by Amendment No. 1 dated as of April 1, 1997, between the City and the Company (as amended the "Series 1989-A Agreement"), to provide a portion of the funds to finance the acquisition, construction and equipping of certain pollution control facilities relating to the first and second electric generating units located in the City at the Company's Sherburne County Generating Station, owned jointly by the Company and Southern Minnesota Municipal Power Agency; and

    WHEREAS, payments by the Company under and pursuant to the Series 1989-A Agreement have been assigned by the City to the Series 1989-A Pollution Control Trustee in order to secure the payment of the Series 1989-A Pollution Control Revenue Bonds; and

    WHEREAS, in order to further secure the payment of the Series 1989-A Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Indenture to the Series 1989-A Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series M" (sometimes called "Bonds of Pollution Control Series M"), in a principal amount equal to the principal amount of the Series 1989-A Pollution Control Revenue Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series M to be issued as registered bonds without coupons in denominations of a multiple of $5,000; and

    WHEREAS, the City has issued $27,900,000 principal amount of its Pollution Control Revenue Bonds (Northern States Power Company--Sherburne County Generating Station Unit 3 Project), Series 1992-A (the "Series 1992-A Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of March 1, 1992, as supplemented by Supplemental Indenture No. 1 dated as of April 1, 1997 (as supplemented, the "Series 1992-A Pollution Control Indenture"), between the City and Norwest Bank Minnesota, National Association, as Trustee (said Trustee or any successor trustee under the Series 1992-A Pollution Control Indenture being hereinafter referred to as the "Series 1992-A Pollution Control Trustee"); and

    WHEREAS, the net proceeds of the Series 1992-A Pollution Control Revenue Bonds were loaned by the City to the Company pursuant to the provisions of a Loan Agreement dated as of March 1, 1992, as amended by Amendment No. 1 dated as of April 1, 1997, between the City and the Company (as amended, the "Series 1992-A Agreement"), to provide a portion of the funds to finance the acquisition, construction and equipping of certain pollution control facilities relating to the third electric generating unit located in the City at the Company's Sherburne County Generating Station, owned jointly by the Company and Southern Minnesota Municipal Power Agency; and

    WHEREAS, payments by the Company under and pursuant to the Series 1992-A Agreement have been assigned by the City to the Series 1992-A Pollution Control Trustee in order to secure the payment of the Series 1992-A Pollution Control Revenue Bonds; and

    WHEREAS, in order to further secure the payment of the Series 1992-A Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Indenture to the Series 1992-A Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series N" (sometimes called "Bonds of Pollution Control Series N"), in a principal amount equal to the principal amount of the Series 1992-A Pollution Control Revenue Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series N to be issued as registered bonds without coupons in denominations of a multiple of $5,000; and

    WHEREAS, the City has issued $50,000,000 principal amount of its Pollution Control Revenue Bonds (Northern States Power Company--Sherburne County Generating Station Unit 3 Project), Series 1993-A (the "Series 1993-A Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of September 1, 1993, as supplemented by Supplemental Indenture No. 1 dated as of April 1, 1997 (as supplemented, the "Series 1993-A Pollution Control Indenture"), between the City and Norwest Bank Minnesota, National Association, as Trustee (said Trustee or any successor trustee under the Series 1993-A Pollution Control Indenture being hereinafter referred to as the "Series 1993-A Pollution Control Trustee"); and

    WHEREAS, the net proceeds of the Series 1993-A Pollution Control Revenue Bonds were loaned by the City to the Company pursuant to the provisions of a Loan Agreement dated as of September 1, 1993, as amended by Amendment No. 1 dated as of April 1, 1997, between the City and the Company (as amended, the "Series 1993-A Agreement"), to provide a portion of the funds to finance the acquisition, construction and equipping of certain pollution control facilities relating to the third electric generating unit located in the City at the Company's Sherburne County Generating Station, owned jointly by the Company and Southern Minnesota Municipal Power Agency; and

    WHEREAS, payments by the Company under and pursuant to the Series 1993-A Agreement have been assigned by the City to the Series 1993-A Pollution Control Trustee in order to secure the payment of the Series 1993-A Pollution Control Revenue Bonds; and

    WHEREAS, in order to further secure the payment of the Series 1993-A Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Indenture to the Series 1993-A Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series O" (sometimes called "Bonds of Pollution Control Series O"), in a principal amount equal to the principal amount of the Series 1993-A Pollution Control Revenue Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series O to be issued as registered bonds without coupons in denominations of a multiple of $5,000; and

    WHEREAS, the City has issued $50,000,000 principal amount of its Pollution Control Revenue Bonds (Northern States Power Company--Sherburne County Generating Station Unit 3 Project), Series 1993-B (the "Series 1993-B Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of September 1, 1993, as supplemented by Supplemental Indenture No. 1 dated as of April 1, 1997 (as supplemented, the "Series 1993-B Pollution Control Indenture"), between the City and Norwest Bank Minnesota, National Association, as Trustee (said Trustee or any successor trustee under the Series 1993-B Pollution Control Indenture being hereinafter referred to as the "Series 1993-B Pollution Control Trustee"); and

    WHEREAS, the net proceeds of the Series 1993-B Pollution Control Revenue Bonds were loaned by the City to the Company pursuant to the provisions of a Loan Agreement dated as of September 1, 1993, as amended by Amendment No. 1 dated as of April 1, 1997 between the City and the Company (as amended, the "Series 1993-B Agreement"), to provide a portion of the funds to finance the acquisition, construction and equipping of certain pollution control facilities relating to the third electric generating unit located in the City at the Company's Sherburne County Generating Station, owned jointly by the Company and Southern Minnesota Municipal Power Agency; and

    WHEREAS, payments by the Company under and pursuant to the Series 1993-B Agreement have been assigned by the City to the Series 1993-B Pollution Control Trustee in order to secure the payment of the Series 1993-B Pollution Control Revenue Bonds; and

    WHEREAS, in order to further secure the payment of the Series 1993-B Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Indenture to the Series 1993-B Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series P" (sometimes called "Bonds of Pollution Control Series P"), in a principal amount equal to the principal amount of the Series 1993-B Pollution Control Revenue Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series P to be issued as registered bonds without coupons in denominations of a multiple of $5,000; and

    WHEREAS, the Bonds of Pollution Control Series M, the Bonds of Pollution Control Series N, the Bonds of Pollution Control Series O and the Bonds of Pollution Control Series P are to be substantially in the form and tenor following, to-wit:

           (Form of Bonds of Pollution Control Series M, N, O and P)

    This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor Trustee under the Indenture of Trust dated as
of          from the City of Becker, Minnesota (the "City"), to
         , as Trustee.

                         NORTHERN STATES POWER COMPANY
            (Incorporated under the laws of the State of Minnesota)
                              First Mortgage Bond
                            Pollution Control Series
No. ______________                                              $ ______________

    Northern States Power Company, a corporation organized and existing under and by virtue of the laws of the State of Minnesota (herein called the
"Company"), for value received, hereby promises to pay to                    ,
          , Minnesota, as Trustee under the Indenture of Trust dated as of
         , as supplemented by Supplemental Indenture No. 1 dated as of April 1, 1997 (as supplemented, the "Pollution Control Indenture") from the City of
Becker, Minnesota, to                    ,           , Minnesota, or any
successor trustee under the Pollution Control Indenture (the "Pollution Control Trustee") and at the office of Harris Trust and Savings Bank, Chicago, Illinois
(the "Trustee") the sum of                    Million Dollars in lawful money of
the United States of America on the Demand Redemption Date, as hereinafter defined, and to pay on the Demand Redemption Date to the Pollution Control Trustee, interest hereon from the Initial Interest Accrual Date, as hereinafter defined, to the Demand Redemption Date at the same rate or rates per annum then and thereafter from time to time borne by the Pollution Control Revenue [Refunding] Bonds (Northern States Power Company--Sherburne County Generating
Station Unit    Project), Series          (the "Pollution Control Revenue
Bonds"), in like money, said interest being payable at the office of the Trustee in Chicago, Illinois, subject to the provisions hereinafter set forth in the event of a rescission of a Redemption Demand, as hereinafter defined.

    This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, unlimited in aggregate principal amount, which issue of bonds consists, or may consist of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except in so far as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 44 supplemental trust indentures (the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to the Trustee. The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture, is referred to as the "Indenture". Reference is hereby made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture provided.

    With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

    The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all Bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

    This bond is one of a series of bonds of the Company issued under the
Indenture and designated as First Mortgage Bonds, Pollution Control Series     .
The bonds of this Series have been issued to the Pollution Control Trustee under the Pollution Control Indenture to secure payment of the Pollution Control Revenue Bonds issued by the City under the Pollution Control Indenture, the proceeds of which have been or are to be loaned to the Company pursuant to the
provisions of the Loan Agreement dated as of          , as amended by Amendment
No. 1 dated as of April 1, 1997 (as amended, the "Agreement") between the Company and the City. The maturity of the obligation represented by the bonds of
this Series is               . The date of maturity of the obligation
represented by the bonds of this Series is hereinafter referred to as the Final Maturity Date. The bonds of this Series shall bear interest from the Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates per annum then and thereafter from time to time borne by the Pollution Control Revenue Bonds.

    Except as provided in the next succeeding paragraph, in the event of a default under Section 8.01 of the Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest [(and such default in the payment of interest continues for the full grace period, if any, permitted by the Pollution Control Indenture and the Pollution Control Revenue Bonds)] on the Pollution Control Revenue Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of this Series shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section [8.03][8-3] of the Pollution Control Indenture, specifying the last date to which interest on the Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of this Series. The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this Series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the trustee at least 30 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or
(ii) the Final Maturity Date, PROVIDED that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereafter called the "Demand Redemption Notice") to the Pollution

Control Trustee not more than 10 nor less than five days prior to the Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Final Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Pollution Control Trustee, the Trustee or the Company. The bonds of this Series shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in the first paragraph of this Bond, from the Initial Interest Accrual Date to the Demand Redemption Date. If a Redemption Demand is rescinded by the Pollution Control Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of this Series shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

    In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of this Series shall bear interest at the rate per annum set forth in the first paragraph of this Bond, from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Pollution Control Trustee, and the principal of and interest on the bonds of this Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

    Upon payment of the principal of and premium, if any, and interest on the Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Pollution Control Trustee (other than any Pollution Control Revenue Bond that was cancelled by the Pollution Control Trustee and for which one or more other Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Pollution Control Indenture in lieu of or in exchange or substitution for such cancelled Pollution Control Revenue Bond), or upon provision for the payment thereof having been made in accordance with the Pollution Control Indenture, bonds of this Series in a principal amount equal to the principal amount of the Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered by the Pollution Control Trustee to the Trustee and shall be cancelled by the Trustee.

    No recourse shall be had for the payment of, or interest, if any, on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

    The bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

    IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this instrument to be signed in its name by its President or a Vice President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.
    Dated: ____________________________       NORTHERN STATES POWER COMPANY
        Attest: ________________________  By ___________________________________
         _________ Secretary                       _________ President

                        (Form of Trustee's Certificate)

    This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                          HARRIS TRUST AND SAVINGS BANK,

                                                As Trustee,
                                            By _________________________________

                                                      Authorized Officer

and

    WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated June 1, 1995; and

    WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

    WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

    WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

    NOW, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

                                   ARTICLE I.
                 SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                       THE LIEN OF THE ORIGINAL INDENTURE

    SECTION 1.01. The Company in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;

    Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services, and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

    Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

    All the estate, right, title, interest, and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

    To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                  ARTICLE II.
         PROVISIONS OF BONDS OF POLLUTION CONTROL SERIES M, N, O AND P

    SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Pollution Control Series M, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series M" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series M shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series M shall be issued as registered bonds without coupons in denominations of a multiple of $5,000 and shall be registered in the name of the Series 1989-A Pollution Control Trustee. The Bonds of Pollution Control Series M shall be dated as of the date of their authentication.

    The Bonds of Pollution Control Series M shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the Bonds of Pollution Control Series M is April 1, 2007. The date of maturity of the obligation represented by the Bonds of Pollution Control Series M is hereinafter referred to as the Series M Final Maturity Date. The Bonds of Pollution Control Series M shall bear interest from the Series M Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Series 1989-A Pollution Control Revenue Bonds.

    SECTION 2.02. Except as provided in the next succeeding paragraph of this
Section 2.02, in the event of a default under Section 8.01 of the Series 1989-A Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest on the Series 1989-A Pollution Control Revenue Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series M shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series M Redemption Demand") from the Series 1989-A Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8-3 of the Series 1989-A Pollution Control Indenture, specifying the last date to which interest on the Series 1989-A Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series M Initial Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series
M. The Trustee shall, within 10 days after receiving such Series M Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series M Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series M so demanded to be redeemed (hereinafter called the "Series M Demand Redemption Date"). Notice of the date fixed as the Series M Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series M Demand Redemption Date. The date to be fixed by the Company as and for the Series M Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series M Redemption Demand or (ii) the Series M Final Maturity Date; PROVIDED that if the Trustee shall not have received such notice fixing the Series M Demand Redemption Date within 90 days after receipt by it of the Series M Redemption Demand, the Series M Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series M Redemption Demand or (ii) the Series M Final Maturity Date. The Trustee shall mail notice of the Series M Demand Redemption Date (such notice being hereinafter called the "Series M Demand Redemption Notice") to the Series 1989-A Pollution Control Trustee not more than 10 nor less than five days prior to the Series M Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series M Final Maturity Date, such date shall be deemed to be the Series 1989-A Demand Redemption Date without further action (including actions specified in this paragraph) by the Series 1989-A Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series M shall be redeemed by the Company on the Series M Demand Redemption Date, upon surrender thereof by the Series 1989-A Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in
Section 2.01 hereof, from the Series M Initial Interest Accrual Date to the Series M Demand Redemption Date. If a Series M Redemption Demand is rescinded by the Series 1989-A Pollution Control Trustee by written notice to the Trustee prior to the Series M Demand Redemption Date, no Series M Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series M shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series M; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

    In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series M shall bear interest at the rate per annum set forth in Section
2.01 hereof, from the Series M Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Series 1989-A Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series M from the Series M Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series M Redemption Demand or a rescission thereof or a written notice required by this Section 2.02, and such Series M Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Series 1989-A Pollution Control Trustee by one of its Vice Presidents.

    SECTION 2.03. Upon payment of the principal of and premium, if any, and interest on the Series 1989-A Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Series 1989-A Pollution Control Trustee (other than any Series 1989-A Pollution Control Revenue Bond that was cancelled by the Series 1989-A Pollution Control Trustee and for which one or more other Series 1989-A Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Series 1989-A Pollution Control Indenture), or upon provision for the payment thereof having been made in accordance with the Series 1989-A Pollution Control Indenture, Bonds of Pollution Control Series M in a principal amount equal to the principal amount of the Series 1989-A Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series M shall be surrendered by the Series 1989-A Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

    SECTION 2.04. There is hereby created, for issuance under the Indenture, a series of bonds designated Pollution Control Series N, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series N" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series N shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series N shall be issued as registered bonds without coupons in denominations of a multiple of $5,000 and shall be registered in the name of the Series 1992-A Pollution Control Trustee. The Bonds of Pollution Control Series N shall be dated as of the date of their authentication.

    The Bonds of Pollution Control Series N shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the Bonds of Pollution Control Series N is March 1, 2019. The date of maturity of the obligation represented by the Bonds of Pollution Control Series N is hereinafter referred to as the Series N Final Maturity Date. The Bonds of Pollution Control Series N shall bear interest from the Series N Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Series 1992-A Pollution Control Revenue Bonds.

    SECTION 2.05. Except as provided in the next succeeding paragraph of this
Section 2.05, in the event of a default under Section 8.01 of the Series 1992-A Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Series 1992-A Pollution Control Indenture and the Series 1992-A Pollution Control Revenue Bonds) on the Series 1992-A Pollution Control Revenue Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series N shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series N Redemption Demand") from the Series 1992-A Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8.03 of the Series 1992-A Pollution Control Indenture, specifying the last date to which interest on the Series 1992-A Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series N Initial

Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series N. The Trustee shall, within 10 days after receiving such Series N Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series N Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series N so demanded to be redeemed (hereinafter called the "Series N Demand Redemption Date"). Notice of the date fixed as the Series N Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series N Demand Redemption Date. The date to be fixed by the Company as and for the Series N Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series N Redemption Demand or (ii) the Series N Final Maturity Date; PROVIDED that if the Trustee shall not have received such notice fixing the Series N Demand Redemption Date within 90 days after receipt by it of the Series N Redemption Demand, the Series N Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series N Redemption Demand or (ii) the Series N Final Maturity Date. The Trustee shall mail notice of the Series N Demand Redemption Date (such notice being hereinafter called the "Series N Demand Redemption Notice") to the Series 1992-A Pollution Control Trustee not more than 10 nor less than five days prior to the Series N Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series N Final Maturity Date, such date shall be deemed to be the Series 1992-A Demand Redemption Date without further action (including actions specified in this paragraph) by the Series 1992-A Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series N shall be redeemed by the Company on the Series N Demand Redemption Date, upon surrender thereof by the Series 1992-A Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.04 hereof, from the Series N Initial Interest Accrual Date to the Series M Demand Redemption Date. If a Series N Redemption Demand is rescinded by the Series 1992-A Pollution Control Trustee by written notice to the Trustee prior to the Series N Demand Redemption Date, no Series N Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series N shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series N; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

    In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series N shall bear interest at the rate per annum set forth in Section
2.04 hereof, from the Series N Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Series 1992-A Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series N from the Series N Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series N Redemption Demand or a rescission thereof or a written notice required by this Section 2.05, and such Series N Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Series 1992-A Pollution Control Trustee by one of its Vice Presidents.

    SECTION 2.06. Upon payment of the principal of and premium, if any, and interest on the Series 1992-A Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Series 1992-A Pollution Control Trustee (other than any Series 1992-A Pollution Control Revenue Bond that was cancelled by the Series 1992-A Pollution Control Trustee and for which one or more other Series 1992-A Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Series 1992-A Pollution Control Indenture), or upon provision for the payment thereof having been made in accordance with the Series 1992-A Pollution Control Indenture, Bonds of Pollution Control Series N in a principal amount equal to the principal amount of the Series 1992-A Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of

Pollution Control Series N shall be surrendered by the Series 1992-A Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

    SECTION 2.07. There is hereby created, for issuance under the Indenture, a series of bonds designated Pollution Control Series O, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series O" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series O shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series O shall be issued as registered bonds without coupons in denominations of a multiple of $5,000 and shall be registered in the name of the Series 1993-A Pollution Control Trustee. The Bonds of Pollution Control Series O shall be dated as of the date of their authentication.

    The Bonds of Pollution Control Series O shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the Bonds of Pollution Control Series O is September 1, 2019. The date of maturity of the obligation represented by the Bonds of Pollution Control Series O is hereinafter referred to as the Series O Final Maturity Date. The Bonds of Pollution Control Series O shall bear interest from the Series O Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Series 1993-A Pollution Control Revenue Bonds.

    SECTION 2.08. Except as provided in the next succeeding paragraph of this
Section 2.08, in the event of a default under Section 8.01 of the Series 1993-A Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Series 1993-A Pollution Control Indenture and the Series 1993-A Pollution Control Revenue Bonds) on the Series 1993-A Pollution Control Revenue Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series O shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series O Redemption Demand") from the Series 1993-A Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8.03 of the Series 1993-A Pollution Control Indenture, specifying the last date to which interest on the Series 1993-A Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series O Initial Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series O. The Trustee shall, within 10 days after receiving such Series O Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series O Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series O so demanded to be redeemed (hereinafter called the "Series O Demand Redemption Date"). Notice of the date fixed as the Series O Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series O Demand Redemption Date. The date to be fixed by the Company as and for the Series O Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series O Redemption Demand or (ii) the Series O Final Maturity Date; PROVIDED that if the Trustee shall not have received such notice fixing the Series O Demand Redemption Date within 90 days after receipt by it of the Series O Redemption Demand, the Series O Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series O Redemption Demand or (ii) the Series O Final Maturity Date. The Trustee shall mail notice of the Series O Demand Redemption Date (such notice being hereinafter called the "Series O Demand Redemption Notice") to the Series 1993-A Pollution Control Trustee not more than 10 nor less than five days prior to the Series O Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series O Final Maturity Date, such date shall be deemed to be the Series 1993-A Demand Redemption Date without further action (including actions specified in this paragraph) by the Series 1993-A Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series O shall be redeemed by the Company on the Series O Demand Redemption Date, upon surrender thereof by the Series 1993-A Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in
Section 2.07 hereof, from the Series O Initial Interest Accrual Date to the Series O Demand Redemption Date. If a Series O Redemption Demand is rescinded by the Series 1993-A Pollution Control Trustee by written notice to the Trustee prior to the Series O Demand Redemption Date, no Series O Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series O shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series O; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

    In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series O shall bear interest at the rate per annum set forth in Section
2.07 hereof, from the Series O Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Series 1993-A Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series O from the Series O Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series O Redemption Demand or a rescission thereof or a written notice required by this Section 2.08, and such Series O Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Series 1993-A Pollution Control Trustee by one of its Vice Presidents.

    SECTION 2.09. Upon payment of the principal of and premium, if any, and interest on the Series 1993-A Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Series 1993-A Pollution Control Trustee (other than any Series 1993-A Pollution Control Revenue Bond that was cancelled by the Series 1993-A Pollution Control Trustee and for which one or more other Series 1993-A Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Series 1993-A Pollution Control Indenture), or upon provision for the payment thereof having been made in accordance with the Series 1993-A Pollution Control Indenture, Bonds of Pollution Control Series O in a principal amount equal to the principal amount of the Series 1993-A Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series O shall be surrendered by the Series 1993-A Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

    SECTION 2.10. There is hereby created, for issuance under the Indenture, a series of bonds designated Pollution Control Series P, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series P" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series P shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series P shall be issued as registered bonds without coupons in denominations of a multiple of $5,000 and shall be registered in the name of the Series 1993-B Pollution Control Trustee. The Bonds of Pollution Control Series P shall be dated as of the date of their authentication.

    The Bonds of Pollution Control Series P shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the Bonds of Pollution Control Series P is September 1, 2019. The date of maturity of the obligation represented by the Bonds of Pollution Control Series P is hereinafter referred to as the Series P Final Maturity Date. The Bonds of Pollution Control Series P shall bear interest from the Series P Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Series 1993-B Pollution Control Revenue Bonds.

    SECTION 2.11. Except as provided in the next succeeding paragraph of this
Section 2.11, in the event of a default under Section 8.01 of the Series 1993-B Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Series 1993-B Pollution Control Indenture and the Series 1993-B Pollution Control Revenue Bonds) on the Series 1993-B Pollution Control Revenue Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series P shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series P Redemption Demand") from the Series 1993-B Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8.03 of the Series 1993-B Pollution Control Indenture, specifying the last date to which interest on the Series 1993-B Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series P Initial Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series P. The Trustee shall, within 10 days after receiving such Series P Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series P Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series P so demanded to be redeemed (hereinafter called the "Series P Demand Redemption Date"). Notice of the date fixed as the Series P Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series P Demand Redemption Date. The date to be fixed by the Company as and for the Series P Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series P Redemption Demand or (ii) the Series P Final Maturity Date; PROVIDED that if the Trustee shall not have received such notice fixing the Series P Demand Redemption Date within 90 days after receipt by it of the Series P Redemption Demand, the Series P Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series P Redemption Demand or (ii) the Series P Final Maturity Date. The Trustee shall mail notice of the Series P Demand Redemption Date (such notice being hereinafter called the "Series P Demand Redemption Notice") to the Series 1993-B Pollution Control Trustee not more than 10 nor less than five days prior to the Series P Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series P Final Maturity Date, such date shall be deemed to be the Series 1993-B Demand Redemption Date without further action (including actions specified in this paragraph) by the Series 1993-B Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series P shall be redeemed by the Company on the Series P Demand Redemption Date, upon surrender thereof by the Series 1993-B Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.10 hereof, from the Series P Initial Interest Accrual Date to the Series P Demand Redemption Date. If a Series P Redemption Demand is rescinded by the Series 1993-B Pollution Control Trustee by written notice to the Trustee prior to the Series P Demand Redemption Date, no Series P Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series P shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series P; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

    In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series P shall bear interest at the rate per annum set forth in Section
2.10 hereof, from the Series P Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Series 1993-B Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series P from the Series P Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series P Redemption Demand or a rescission thereof or a written notice required by this Section 2.11, and such Series P Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Series 1993-B Pollution Control Trustee by one of its Vice Presidents.

    SECTION 2.12 Upon payment of the principal of and premium, if any, and interest on the Series 1993-B Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Series 1993-B Pollution Control Trustee (other than any

Series 1993-B Pollution Control Revenue Bond that was cancelled by the Series 1993-B Pollution Control Trustee and for which one or more other Series 1993-B Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Series 1993-B Pollution Control Indenture), or upon provision for the payment thereof having been made in accordance with the Series 1993-B Pollution Control Indenture, Bonds of Pollution Control Series P in a principal amount equal to the principal amount of the Series 1993-B Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series P shall be surrendered by the Series 1993-B Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

    SECTION 2.13 The Series 1989-A Pollution Control Trustee, the Series 1992-A Pollution Control Trustee, the Series 1993-A Pollution Control Trustee and the Series 1993-B Pollution Control Trustee as the registered holder of the Bonds of Pollution Control Series M, Bonds of Pollution Control Series N, Bonds of Pollution Control Series O and Bonds of Pollution Control Series P, respectively, at its option may surrender the same at the office of the Trustee, in Chicago, Illinois, or elsewhere, if authorized by the Company, for cancellation, in exchange for other bonds of the same series of the same aggregate principal amount. Thereupon, and upon receipt of any payment required under the provisions of Section 2.14 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered holder at its office or at any other place specified as aforesaid.

    SECTION 2.14 No charge shall be made by the Company for any exchange or transfer of Bonds of Pollution Control Series M, Bonds of Pollution Control Series N, Bonds of Pollution Control Series O or Bonds of Pollution Control Series P other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                                  ARTICLE III.
         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

    SECTION 3.01 The name and address of the debtor and secured party are set forth below:

           Debtor: Northern States Power Company
                  414 Nicollet Mall
                  Minneapolis, Minnesota 55401

           Secured Party: Harris Trust and Savings Bank, Trustee
                       111 West Monroe Street
                       Chicago, Illinois 60603

    NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

    SECTION 3.02 Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

    SECTION 3.03 The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

FIRST MORTGAGE BONDS                                                          PRINCIPAL AMOUNT
----------------------------------------------------------------------------  ----------------
Series due October 1, 1997..................................................   $  100,000,000
Series due February 1, 1999.................................................   $  200,000,000
Series due October 1, 2001..................................................   $  150,000,000
Series due December 1, 2000.................................................   $  100,000,000
Series due March 1, 2002....................................................   $   50,000,000
Series due February 1, 2003.................................................   $   50,000,000
Series due April 1, 2003....................................................   $   80,000,000
Series due December 1, 2005.................................................   $   70,000,000
Resource Recovery Series I..................................................   $   19,800,000
Pollution Control Series J..................................................   $    5,450,000
Pollution Control Series K..................................................   $    3,400,000
Pollution Control Series L..................................................   $    4,850,000
Series due July 1, 2025.....................................................   $  250,000,000
Pollution Control Series M..................................................   $   60,000,000
Pollution Control Series N..................................................   $   27,900,000
Pollution Control Series O..................................................   $   50,000,000
Pollution Control Series P..................................................   $   50,000,000

    SECTION 3.04 This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.

    SECTION 3.05 The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

    Original Indenture
      Dated February 1, 1937

    Supplemental Indenture
      Dated June 1, 1942

    Supplemental Indenture
      Dated February 1, 1944

    Supplemental Indenture
      Dated June 1, 1952

    Supplemental Indenture
      Dated October 1, 1954

    Supplemental Indenture
      Dated September 1, 1956

    Supplemental Indenture
      Dated August 1, 1957

    Supplemental Indenture
      Dated July 1, 1958

    Supplemental Indenture
      Dated December 1, 1960

    Supplemental Indenture
      Dated August 1, 1961

    Supplemental Indenture
      Dated June 1, 1962

    Supplemental Indenture
      Dated September 1, 1963

    Supplemental Indenture
      Dated August 1, 1966

    Supplemental Indenture
      Dated June 1, 1967

    Supplemental Indenture
      Dated October 1, 1967

    Supplemental Indenture
      Dated May 1, 1968

    Supplemental Indenture
      Dated October 1, 1945

    Supplemental Indenture
      Dated July 1, 1948

    Supplemental Indenture
      Dated August 1, 1949

    Supplemental Indenture
      Dated April 1, 1975

    Supplemental Indenture
      Dated May 1, 1975

    Supplemental Indenture
      Dated March 1, 1976

    Supplemental Indenture
      Dated June 1, 1981

    Supplemental Indenture
      Dated December 1, 1981

    Supplemental Indenture
      Dated May 1, 1983

    Supplemental Indenture
      Dated December 1, 1983

    Supplemental Indenture
      Dated September 1, 1984

    Supplemental Indenture
      Dated December 1, 1984

    Supplemental Indenture
      Dated May 1, 1985

    Supplemental Indenture
      Dated September 1, 1985

    Supplemental Indenture
      Dated May 1, 1988

    Supplemental Indenture
      Dated July 1, 1989

    Supplemental Indenture
      Dated October 1, 1969

    Supplemental Indenture
      Dated February 1, 1971

    Supplemental Indenture
      Dated May 1, 1971

    Supplemental Indenture
      Dated February 1, 1972

    Supplemental Indenture
      Dated January 1, 1973

    Supplemental Indenture
      Dated January 1, 1974

    Supplemental Indenture
      Dated September 1, 1974

    Supplemental Indenture
      Dated June 1, 1990

    Supplemental Indenture
      Dated October 1, 1992

    Supplemental Indenture
      Dated April 1, 1993

    Supplemental Indenture
      Dated December 1, 1993

    Supplemental Indenture
      Dated February 1, 1994

    Supplemental Indenture
      Dated October 1, 1994

    Supplemental Indenture
      Dated June 1, 1995

    SECTION 3.06 The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                  ARTICLE IV.
                            AMENDMENTS TO INDENTURE

    SECTION 4.01 Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Trust Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including Bonds of Pollution Control Series M, Bonds of Pollution Control Series N, Bonds of Pollution Control Series O and Bonds of Pollution Control Series P) originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                   ARTICLE V.
                                 MISCELLANEOUS

    SECTION 5.01 The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate) and the Trustee shall incur no responsibility in respect of such matters.

    SECTION 5.02 This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995 and
April 1, 1997.

    SECTION 5.03 (a) If any provision of this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

    (b) In case any one or more of the provisions contained in this Supplemental Indenture or in the bonds issued hereunder shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

    SECTION 5.04 Wherever in this Supplemental Trust Indenture the word "Indenture" is used without either prefix, "1937", "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

    SECTION 5.05 Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 5.06 (a) This Supplemental Trust Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                                 --------------

    The amount of obligations to be issued forthwith under the Indenture is $187,900,000.

                                 --------------

    IN WITNESS WHEREOF, on this 10th day of April, A.D. 1997, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture dated April 1, 1997, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated April 1, 1997, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                          NORTHERN STATES POWER COMPANY

                                          BY: EDWARD J. MCINTYRE, VICE PRESIDENT

Attest:

                                                                (CORPORATE SEAL)

GARY R. JOHNSON, SECRETARY

Executed by Northern States
Power Company in the presence of:

MARY SCHELL, WITNESS

DEAN SCHAFER, WITNESS

                                                  HARRIS TRUST AND SAVINGS BANK,
                                                                      as Trustee

                                          BY: J. BARTOLINI, VICE PRESIDENT

Attest:

                                                                (CORPORATE SEAL)

D.G. DONOVAN, ASSISTANT SECRETARY

Executed by Harris Trust and Savings
Bank in the presence of:

K. RICHARDSON, WITNESS

R. JOHNSON,  WITNESS

STATE OF MINNESOTA
COUNTY OF HENNEPIN    ss.:

    On this 10th day of April A.D. 1997, before me, FAYE WAHLSTRAND, a Notary Public in and for said County in the State aforesaid, personally appeared Edward
J. McIntyre, and Gary R. Johnson, to me personally known, and to me known to be the Vice President and Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said Edward J. McIntyre is a Vice President, and he, the said Gary R. Johnson is the Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said Edward J. McIntyre and Gary R. Johnson each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal, this 10th day of April, A.D. 1997.

FAYE WAHLSTRAND
NOTARY PUBLIC IN HENNEPIN COUNTY, MINNESOTA.
MY COMMISSION EXPIRES JANUARY 31, 2000

                        (NOTARY SEAL)

STATE OF MINNESOTA
COUNTY OF HENNEPIN    ss.:

    Edward J. McIntyre and Gary R. Johnson, being severally duly sworn, each deposes and says that he, the said Edward J. McIntyre is Vice President, and he, the said Gary R. Johnson is Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

EDWARD J. MCINTYRE

GARY R. JOHNSON

    Subscribed and sworn to before me this 10th day of April, A.D. 1997.

FAYE WAHLSTRAND

NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
MY COMMISSION EXPIRES JANUARY 31, 2000

                        (NOTARY SEAL)

STATE OF ILLINOIS
COUNTY OF COOK)    ss.:

    On this 10th day of April, A.D. 1997, before me, T. MUZQUIZ, a Notary Public in and for said County in the State aforesaid, personally appeared J. BARTOLINI and D.G. DONOVAN to me personally known, and to me known to be the Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. BARTOLINI is a Vice President, and he, the said D.G. DONOVAN, is the Assistant Secretary, of said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its board of directors; and said J. BARTOLINI and D.G. DONOVAN each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal, this 10th day of April, A.D. 1997.

                                          T. MUZQUIZ
                                          NOTARY PUBLIC, COOK COUNTRY, ILLINOIS.
                                          MY COMMISSION EXPIRES JULY 12, 1997.

(NOTARY SEAL)

STATE OF ILLINOIS
COUNTY OF COOK     ss.:

    J. BARTOLINI and D.G. DONOVAN, being severally duly sworn, each for himself deposes and says that she, the said J. BARTOLINI, is Vice President, and he, the said D.G. DONOVAN, is Assistant Secretary, of Harris Trust and Savings Bank, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

J. BARTOLINI

D.G. DONOVAN

    Subscribed and sworn to before me this 10th day of April, A.D. 1997.

                                          T. MUZQUIZ

                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES JULY 12, 1997

                        (NOTARY SEAL)

                                   SCHEDULE A

    The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to Harris Trust and Savings Bank, Trustee, made as of April 1, 1997, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope of intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                    I.  PROPERTIES IN THE STATE OF MINNESOTA

    The following described real property, situate, lying and being in the County of Dakota, to-wit:

    (1) That part of the NE1/4 of the SE1/4 of Section 30, Township 115 North, Range 17 West described as follows: Commencing at the Northeast corner of said quarter-quarter; thence South along the East line thereof 153.90 feet to the South right-of-way line of Trunk Highway No. 55 and the point of beginning of the land to be described; thence continuing South along said East line 603.00 feet; thence deflecting 90 degrees 00 minutes 00 seconds right 495.00 feet; thence deflecting 90 degrees 00 minutes 00 seconds right to said South highway right-of-way line; thence East along said highway right-of-way line to the point of beginning. Excepting and reserving unto Seller, their heirs and assigns, the perpetual right, privilege and easement to construct improve, use, maintain and dedicate to the public a roadway upon the North 125 feet and the East 40 feet of the above-described parcel of land provided that said roadways do not interfere with NSP's electrical facilities, landscaping or right of access to the land granted herein.

    The following described real property; situate, lying and being in the County of Hennepin, to-wit:

    (1) Lot 1, Block 1, Schany 2nd Addition.

    The following described real property; situate, lying and being in the County of Murray, to-wit:

    (1) The North 220 feet of the East 200 feet of the West 235 feet of the NE1/4 of Section 24, Township 106 North, Range 43 West.

    The following described real property; situate, lying and being in the County of Rice, to-wit:

    (1) Lot 1, Block 1, Cannon Road Substation.

    The following described real property; situate, lying and being in the County of Sherburne, to-wit:

    (1) The SW1/4 of Section 6, Township 33 North, Range 28 West, excepting therefrom the West 500 feet of the SW1/4 of the SW1/4 of said Section 6.

       And

       The NE1/4 of the NW1/4 of Section 7, Township 33 North, Range 28 West, excepting therefrom the East 153 feet of the North 163 feet.

    (2) Beginning at the Northwest corner of the NE1/4 of Section 35, Township 34 North, Range 29 West; thence North 89 degrees 07 minutes 33 seconds East along the North line of said NE1/4 of Section 35 (assumed bearing) a distance of 495.01 feet; thence South 00 degrees 10 minutes 53 seconds West a distance of 440.07 feet to the South line of the North 440 feet of the NW1/4 of the NE1/4; thence South 89 degrees 07 minutes 33 seconds West a distance of 495.02 feet to the West line of the NE1/4 of Section 35; thence North 00 degrees 10 minutes 53 seconds East along said West line to the point of beginning, and there terminating.

       And

       Commencing at the Northwest corner of the NE1/4 of Section 35, Township 34 North, Range 29 West; thence North 89 degrees 07 minutes 33 seconds East along the North line of said NE1/4 of Section 35 (assumed bearing) a distance of 819.97 feet to the point of beginning of the land to be described;
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                                      A-2

       thence continuing North 89 degrees 07 minutes 33 seconds East a distance of 497.96 feet to the East line of the NW1/4 of the NE1/4 of said Section 35; thence South 00 degrees 11 minutes 30 seconds West along the East line of said NW1/4 of the NE1/4 a distance of 440.07 feet to the South line of the North 440 feet thereof; thence South 89 degrees 07 minutes 33 seconds West a distance of 495.00 feet; thence North 00 degrees 11 minutes 31 seconds East a distance of 440.07 feet to the point of beginning and there terminating.

    The following described real property; situate, lying and being in the County of Washington, to-wit:

    (1) Lots Nine (9) and Ten (10), Block Eight (8), of OAK PARK.

    (2) All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 of the NW1/4) of Section Three (3), in Township Twenty-nine (29) North, of Range Twenty (20) West of the Fourth Meridian, described as follows, to-wit:

          Beginning at an iron monument set at the intersection of the Southerly right-of-way line of Minnesota State Highway 212 with a line drawn parallel to and Three Hundred Seventy-nine and Two-tenths (379.2) feet East of the West line of said tract, and running thence South along said parallel line One Hundred (100) feet to an iron monument; thence Easterly on a straight line to an iron monument; said monument being set on a line drawn parallel to and Five Hundred Ninety-seven
           (597) feet East of said West line of said tract, at a point One Hundred (100) feet South of the intersection of said parallel line with said Southerly right-of-way line of said highway; thence North along said parallel line just described One Hundred (100) feet to an iron monument set on said Southerly right-of-way line of said highway; thence Westerly along said right of way line to the point of beginning, containing Five-tenths (0.5) acres, more or less, according to the United States Government Survey thereof.

    The following described real property; situate, lying and being in the County of Waseca, to-wit:

    (1) Lot Five (5), Block One (1), South Addition to the City of Waseca, and the West (10) feet of the South Fifty (50) feet of Lot Four (4), in Block One (1), South Addition to the City of Waseca.
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                                      A-3

                                 --------------

                          MORTGAGOR'S RECEIPT FOR COPY

    The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank, Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.

                                              NORTHERN STATES POWER COMPANY

                                          BY EDWARD J. MCINTYRE, VICE PRESIDENT

Attest:

GARY R. JOHNSON, SECRETARY
                                 --------------

    This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

    Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.